Note 17 - Pro Forma Information (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013
Boulder Diagnostics Inc [Member]
Total revenues	$ 49,577	$ 38,923
Net loss	$ (22,399)	$ (9,669)
Net loss per share—basic and diluted (in dollars per share)	$ (1.29)	$ (2.52)
Weighted average shares outstanding—basic and diluted (in shares)	17,310,148	3,830,837
Weighted average shares outstanding—basic and diluted (in shares)	17,310,148	3,830,837